Rosetta Resources Inc.
Third Quarter 2011
Earnings Review
November 8, 2011
www.rosettaresources.com / NASDAQ: ROSE
High Asset Quality - Executing on Business Plan - Future Growth Catalysts - Financial Strength
EXHIBIT 99.1

– Opening Comments Randy Limbacher
– Financial Review Michael Rosinski
– Operations Update Jim Craddock
– Asset Development Update John Clayton
– Closing Remarks Randy Limbacher
Earnings Call Agenda

– Continued to successfully execute operationally -- on target to meet production guidance with increased mid-stream capacity in Eagle Ford
– Tested three new Eagle Ford shale areas with economic potential of two wells on par or higher than Gates Ranch
– Made early call to adjust to 65-acre well spacing in Gates Ranch
– Progressed exploratory evaluations in Southern Alberta Basin
– Increased total project inventory by 30 percent to 2.8 TCFE, reflecting 10-
 15 years of drilling opportunities
– Continued to significantly lower overall cost structure
– 2012 Outlook
 – Higher capital budget to fund double-digit growth
 – 33% increase in Eagle Ford completions
Overview - Randy Limbacher

– Continued production growth in spite of impact of operational upset and asset sales
– Set all-time record of 13,000 Bbls/d in liquids production that contributed to higher average realized prices
– Maintained strong cash position
– Hedging positions remain
– Current capability to move net 166 MMcfe/d volumes on firm basis
– Access to four separate Eagle Ford processing facilities
Financial Review - Michael Rosinski

Six Months Ended June 30, 2011 (Actual)	Three Months Ended September 30, 2011 (Actual)	July - December, 2011 (Guidance Range)		
Direct LOE	$ 0.59	$ 0.31	**$ 0.30**	**-**	**$ 0.35**
Workovers	0.02	0.01	**0.02**	**-**	**0.03**
Insurance	0.02	0.02	**0.02**	**-**	**0.02**
Ad valorem tax	0.19	(0.03)	**0.05**	**-**	**0.10**
Production taxes	0.16	0.15	**0.15**	**-**	**0.20**
Treating, Transportation and Marketing	0.29	0.39	**0.60**	**-**	**0.66**
G&A, excluding stock-based compensation	0.74	0.72	**0.65**	**-**	**0.75**
Interest expense	0.40	0.37	**0.30**	**-**	**0.35**
DD&A	2.36	1.74	**1.70**	**-**	**1.80**

Expense Guidance - 2011 Second Half

350
300
250
200
150
100
50
0
123
10
8
70
35
166
160
15
40
70
35
216
195
50
40
70
35
263
245
100
40
70
35
331
TODAY
Jan 12
Jul 12
Apr 13
Daily Production Rates
Net Equivalent Gas (MMcfe/d) 1
Gross Wellhead Gas (MMcf/d):
REM - La Grange/Jackson Plant
Eagle Ford Gathering - (Copano) Houston Central Plant
Dos Hermanas - King Ranch
Regency - Enterprise

¹ Rosetta’s net equivalent gas production (MMcfe/d) equals 1.35 times gross wet wellhead gas (MMcf/d)
Eagle Ford - Firm Transportation Capacity

– Spent $133.8 million in capex, drilled 16 gross and 16 net wells
– Increased total company production to current rate of 195 MMcfe/d; liquids production to 18,000 Bbls/d
– Continued to ramp-up Eagle Ford activity
 – Drilled 13 and completed 12 wells during 3Q
 – Drilled and completed three discovery wells outside Gates Ranch
 – Water infrastructure and recycling in place at Gates Ranch
– Drilled 4 horizontal wells to date in Southern Alberta Basin
– Reaffirmed 2011 production guidance: 160 - 170 MMcfe/d
– Reaffirmed 2012 preliminary estimate: 220 - 240 MMcfe/d
Operations Update - Jim Craddock

Eagleford
Other Core
Non-Core
200
180
160
140
120
100
80
60
40
20
0
79
38
7
74
32
29
65
30
49
51
28
68
40
26
89
9
23
129
24
130
20
175
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Current

Quarterly Production Performance
Production
(MMcfe/d)

10
ROSE
-A-
09
ROSE
-A-
GATES 05-D
09
ROSE
-B-
RRI Water Well
RRI Frac Pond
Private Water

• 10 water supply wells capable of
 76 Mbbl/d
• Could supply ~ 200 fracs per year
• Frac pond storage capacity of
 2.1MMbbls ~ 15 fracs
• Gates Ranch located in area of
 thick, prolific Carrizo water source
• Rosetta reimburses landowner for
 water under surface use
 agreement
• Successful water recycling pilot
 completed, full recycling of all
 produced water now underway -
 approx 20% of water usage
Gates Ranch - Frac Water Availability

Average Performance: 10 Gates Ranch Wells Producing Below Dew Point

Above Dew Point
Below Dew Point
100000
10000
1000
100
10000
1000
100
10
Gas Rate (MCFD)
Pressure (PSI) and OGR (BBLS/MMCF)
0
50
100
150
200
250
300
350
400
450
500
Days on Production
Avg Wellhead Pressure
Avg Gas Production
Avg Oil / Gas Ratio

Gates Ranch - Stable Condensate Yields In Oldest Wells

– Infill Drilling at Gates Ranch
 – Early decision to now develop on 565-foot well spacing (65-acre effective spacing)
 – Full development with 325 horizontal wells; 280 remain to be drilled
 – Approximately 9 years of development drilling assuming 2-rig program
– Non-Gates Ranch Testing
 – 23,500 net acres in liquids-rich windows
 – 3 successful discoveries delineate 13,600 net acres; add 193 well locations
 – Roughly 10,000 net acres remain to be tested
 – 100% working interests / operated by Rosetta
– Southern Alberta Basin Exploration
 – 4 horizontal wells drilled: 1 well completed and testing; 2 wells to be tested by year-end; 1 well to be completed in first quarter of 2012
 – 3 of the 7 horizontal wells to be drilled and completed in early 2012
Asset Development Update - John Clayton

Gates Ranch
Field-wide development plans on 65-acre well spacing

New Well Test
• Southern Dimmit County Area
• 3,545 net acres
• 47 well locations remaining
• Initial Rate
• 850 bpd Oil
• 490 bpd NGL's
• 3,900 mcfpd
• 1,990 BOEPD

New Eagle Ford Discovery
Briscoe Ranch

New Well Test
• Central Dimmit County Area
• 8,143 net acres
• 125 well locations remaining
• 7 day average rate
• 506 bpd Oil
• 102 bpd NGL's
• 436 mcfpd
• 680 BOEPD

New Eagle Ford Discovery
Central Dimmit County

New Well Test
• Southern Gonzales County Area
• 1,900 net acres
• 21 well locations remaining
• Initial Rate
• 2,450 bpd Oil
• 250 bpd NGL's
• 2,000 mcfpd
• 3,033 BOEPD

New Eagle Ford Discovery
Karnes Trough Area

Central Dimmit County Area
Karnes Trough Area
Briscoe Ranch
Gates Ranch
Encinal Area

Eagle Ford Assets
Successfully tested areas total 55,000 net acres of the 65,000 net acres or 85% of portfolio

Gates Ranch	Briscoe Ranch	Central Dimmit	Karnes Trough	Encinal	Total
Drilling rig activity	3	---	---	1		4
Wells completed	45	1	2	1	4	53
Remaining locations*	280	47	125	21	171	644
Capital remaining	$2.3B	$0.4B	$1.0B	$0.2B	$1.4B	$5.3B
Rig years (16 wells per year)	17	3	8	1	11	40
Years remaining (60 wells per year)	4.7	0.8	2.1	0.3	2.9	10.8

*Includes only “well tested” inventory and excludes inventory on our 10,000 net acres that has offset data and will be tested in the upcoming quarters.
Eagle Ford
Well Tested Inventory

30 miles
45 miles
ALBERTA CANADA
MONTANA USA
RIVERBEND
BIG ROCK
BUFFALO LAKE
CHALK BUTTE (WAVE)
LOVE ROCK
COYOTE SPRINGS
LITTLE ROCK COULEE
FORT PIEGAN
GUNSIGHT
HAGAN FLAT
Delineation well program
Horizontal well program

Southern Alberta Basin
Continuing to move the play forward

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the
Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel;
diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K,
Form 10Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the
Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.
Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used